Benihana Announces Exploration of Strategic Alternatives

MIAMI, March 13, 2012 /PRNewswire/ -- Benihana Inc. (NASDAQ GS: BNHN), operator of the nation's largest chain of Japanese theme and sushi restaurants, announced today that its Board of Directors is exploring strategic alternatives available to the Company, including a possible sale, in order to maximize shareholder value. The Company stated that no decision has been made to engage in a transaction or transactions resulting from the Board's exploration of strategic alternatives, and there can be no assurance that any transaction will occur or, if undertaken, the terms or timing thereof.

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Richard C. Stockinger, Chairman, President and Chief Executive Officer, said: "The Board of Directors is enthused about the Company's strong track record of financial and operational performance, and the strides we have made over the past year. While the Board remains focused on the Company's future and the goal of continuing the momentum in our business, it also believes that it is in the best interests of shareholders for the Board to consider strategic alternatives at this time."

The Company also announced that it has engaged Jefferies & Co., Inc. as its financial advisor in connection with a possible sale of the Company.

The Company does not intend to disclose developments with respect to the progress of its strategic review unless and until the Board has approved a transaction, if any, or otherwise deems disclosure appropriate.

About Benihana

Headquartered in Miami, Benihana Inc. (NASDAQ GS: BNHN) is the nation's leading operator of Japanese theme and sushi restaurants with 96 Company-owned restaurants nationwide, including 63 Benihana restaurants, 25 RA Sushi restaurants and eight Haru restaurants. In addition, 16 franchised Benihana restaurants are operating in the United States, Latin America and the Caribbean. To learn more about Benihana Inc. and its three restaurant concepts, please view the corporate video at www.benihana.com/about/video.

Safe Harbor Statement

Except for the historical matters contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions that there has been no decision as to whether the Company will elect to pursue any of the strategic alternatives it may consider, and there can be no assurance that any such alternatives will result in changes to the Company's business plan or a sale of the Company. Investors are also cautioned that forward-looking statements involve risks and uncertainties that may affect the business and prospects of Benihana, including, without limitation: risks related to Benihana's business strategy, including the Renewal Program and marketing programs; risks related to Benihana's ability to operate successfully in the current challenging economic environment; risks related to Benihana's efforts to strengthen its Benihana Teppanyaki concept and build its RA Sushi and Haru brands; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. Past performance may not be indicative of future results. Although Benihana believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. In addition to the risks and uncertainties set forth above, investors should consider the risks and uncertainties discussed in Benihana's filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading "Risk Factors" in such filings. Benihana does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Contact
Jeremy Fielding / Anntal Silver
Kekst and Company
(212) 521-4800